The United States of America

                          CERTIFICATE OF REGISTRATION
                              SUPPLEMENTAL REGISTER

          The Mark shown in this certificate has been registered in the United States Patent and Trademark Office to the named registrant.

          The records of the United States Patent and Trademark Office show that an application for registration of the Mark shown in this Certificate was filed in the Office, that the application was examined and determined to be in compliance with the requirements of the law and with the regulations prescribed by the Commissioner of Patents and Trademarks, and that the Applicant is entitled to registration of the Mark under the Trademark Act of 1946, as Amended.

          A copy of the Mark and pertinent data from the application are a part of this certificate.

          This registration shall remain in force for TEN (10) years, unless terminated earlier as provided by law, and subject to compliance with the provisions of Section 8 of the Trademark Act of 1946, as Amended.

[trademark seal goes here]

                                  /s/ Q. Todd ??????
                                  Acting Commissioner of Patents and Trademarks

Int. Cls.: 35 and 36

Prior U.S. Cls.: 100, 101, and 102                     Reg. No. 2,254,552
United States Patent and Trademark Office              Registered June 15, 1999
--------------------------------------------------------------------------------

                                  SERVICE MARK
                             SUPPLEMENTAL REGISTER

                              VIRTUAL STOCK MARKET

VIRTUAL WALL STREET, INC. (CALIFORNIA  CORPORATION)
11601 WILSHIRE BLVD. 5TH FLOOR
LOS ANGELES, CA 90025

     FOR: ADVERTISING SERVICES, NAMELY, PROVIDING INFORMATION ON PRODUCTS AND SERVICES OF OTHERS, BOTH ONLINE AND IN PRINTED MATERIAL , IN CLASS 35 (U.S. CLS. 100, 101 AND 102).

     FIRST USE 10-0-1997; IN COMMERCE 10-0-1997.

     FOR: ONLINE SECURITIES BROKERAGE, AND CONSULTING ON FINANCIAL INVESTMENTS, IN CLASS 36 (U.S. CLS. 100, 101 AND 102).

     FIRST USE 10-0-1997; IN COMMERCE 10-0-1997.

     NO CLAIM IS MADE TO THE EXCLUSIVE RIGHT TO USE "STOCK MARKET", APART FROM THE MARK AS SHOWN.

     SER. NO. 75-316,980, FILED P.R. 6-30-1997; AM. S.R. 3-19-1999.

     MATTHEW KLINE, EXAMINING ATTORNEY

                            [DEPT OF COMMERCE SEAL]

                                          UNITED STATES DEPARTMENT OF COMMERCE
                                          Patent and Trademark Office
                                          ASSISTANT COMMISSIONER FOR TRADEMARKS
                                          2900 Crystal Drive
                                          Arlington. Virginia 22202-3513

                                          Dec 3, 1999

                       NOTICE OF PUBLICATION UNDER 12(a)

1. Serial No.:
   75/751,428

2. Mark:
   OBROKER.COM

3. International Class(es):
   36

4. Publication Date:
   Jan 4, 2000

5. Applicant:
   Online Stock Market Group

The mark of the application identified appears to be entitled to registration. The mark will, in accordance with Section 12(a) of the Trademark Act of 1946, as amended, be published in the Official Gazette on the date indicated above for the purpose of opposition by any person who believes he will be damaged by the registration of the mark. If no opposition is filed within the time specified by
Section 13(a) of the Statute or by rules 2.101 or 2.102 of the Trademark Rules, the Commissioner of Patents and Trademarks may issue a notice of allowance pursuant to section 13(b) of the Statute.

Copies of the trademark portion of the Official Gazette containing the publication of the mark may be obtained at $38.00 each for domestic orders, or at S47.50 each for foreign orders from:

                                   The Superintendent of Documents
                                   U.S. Government Printing Office
                                   PO Box 371954
                                   Pittsburgh, PA 15250-7954
                                   Phone: (202)512- 1800

By direction of the Commissioner.

PCFDLR (REV 12/97)

                            TRADEMARK LAW OFFICE 104
                            Serial Number: 75/316980
                           Mark: VIRTUAL STOCK MARKET

                                         **Please Place on Upper Right Corner**
                                         **of Response to Office Action ONLY **

                IN THE UNITED STATES PATENT AND TRADEMARK OFFICE
                ------------------------------------------------

In re Trademark Application of               Examining Attorney:
                                             Matthew C. Kline
Virtual Wall Street, Inc.
                                             Law Office:
Mark: VIRTUAL STOCK MARKET
                                             San Francisco, California
Serial No.: 75/316,980

Filed: June 30, 1997



Assistant Commissioner for Trademarks
2900 Crystal Drive
Arlington, Virginia 22202


Sir:

I HEREBY CERTIFY THAT THIS CORRESPONDENCE IS BEING DEPOSITED WITH THE UNITED STATES POSTAL SERVICE AS FIRST CLASS MAIL IN AN ENVELOPE ADDRESSED TO: ASSISTANT COMMISSIONER FOR TRADEMARKS, 2000 CRYSTAL DRIVE, ARLINGTON, VIRGINIA 22202
ON MARCH 16, 1999
THOMAS M. FREIBURGER REG NO. 27,063
SIGNED /S/ ??????
DATED  3-16-99

                                   AMENDMENT


     This is in response to the official action mailed October 22, 1998.

     With this amendment is an Amendment to Allege Use in the application, accompanied by six specimens (three for each class) of the mark as used, comprising printed versions of a computer screen displaying the mark.

     Please  also  amend  the   application  to  request   registration  on  the
Supplemental  Register,  rather than the Principal Register.

     As requested by the Examining Attorney in a telephone conference with the undersigned, please amend the application to add the following disclaimer:

   No claim is made to the exclusive right to use STOCK MARKET apart from the mark as shown.

   The Amendment to Allege Use includes services in two classes. Please delete from the application the description of services listed in Class 38. Also, an additional filing fee of $245 for an additional class is enclosed.

                                        Respectfully submitted,
                                        /S/ THOMAS M. FREIBURGER


Date: March 16, 1999                    Thomas M. Freiburger
                                        Attorney for Applicant
                                        650 California Street, 25th Floor
                                        San Francisco, California 94108
                                        (415)    781-0310

FILING RECEIPT FOR TRADEMARK APPLICATION                         Page O1 of Ol

07/26/97 Receipt on the DATE OF FILING of the application for registration and filing fees is acknowledged for the mark identified below. The DATE OF FILING is contingent upon the collection of any payment made by check or draft. Your application will be considered in the order in which it was received and shall be notified as to the examination thereof. Action on the merits should be expected from the Patent and Trademark Office in approximately 06 months from the filing date. When inquiring about this application, include the SERIAL NUMBER, DATE OF FILING, OWNER NAME, and MARK.

VIRTUAL WALL STREET INC
11601 WILSHIRE BLVD 5TH FL
LOS ANGELES CA     90025

     ATTORNEY
REFERENCE NUMBER

--------------------------------------------------------------------------------
           PLEASE REVIEW THE ACCURACY OF THE FILING RECEIPT DATA.

A request for correction to the filing receipt should be submitted within 30 days to the following address: ASSISTANT COMMISSIONER FOR TRADEMARKS, 2900 CRYSTAL DRIVE, ARLINGTON, VIRGINIA 22202-3513. The correspondence should be marked to the attention of the Office of Trademark Program Control. The Patent and Trademark Office will review the request and make corrections when appropriate.
--------------------------------------------------------------------------------

SERIAL NUMBER: 75/317017
FILING DATE: Jun. 30, 1997
REGISTER: Principal
LAW OFFICE: 101
MARK: ONLINE STOCK MARKET
MARK TYPE(S): Service Mark
DRAWING TYPE: Words, letters, or numbers in typed form
FILING BASIS: Sect. l(b) (Intent to Use)

--------------------------------------------------------------------------------
OWNER: Virtual Wall Street, Inc. (CALIFORNIA, Corporation)
       11601 Wilshire Blvd. 5th Floor
       Los Angeles, CALIFORNIA 90025
--------------------------------------------------------------------------------

FOR: publishing goods, marketing business and products
        INT. CLASS: 035

FOR: consulting, advertising, online trading and selling stock
        INT. CLASS: 036

FOR: promotion of Internet web site and domain name of virtual wall street, com, E-mail, and Internet services

      INT. CLASS: 038

               ALL OF THE GOODS/SERVICES IN EACH CLASS ARE LISTED

--------------------------------------------------------------------------------
            ADDITIONAL INFORMATION MAY BE PRESENT IN THE PTO RECORDS

[WEBCOM SCHEMATIC GOES HERE]                      [WEBCOM LOGO GOES HERE]

                                                          WebCom

InterNIC Domain Name Application:

Your application to register domain name onlinestockmarket.com has been filed and submitted to the InterNIC. Please allow 2-3 weeks for registration to complete. You may monitor the progress of your registration from the WebCom DNS Menu. Up to DNS Menu/Help/Home Page/File Manager/Services

--------------------------------------------------------------------------------
WebComTip:

Did you know that Web pages appear differently when viewed with different browsers? You will want to preview your Web pages in as many different browsers as possible to make sure you are getting a good look in all of them.
--------------------------------------------------------------------------------

                            [WEBCOM LOGO GOES HERE]
                                     WebCom

                     Copyright (C) 1997 Web Communications

                    FILING RECEIPT FOR TRADEMARK APPLICATION

                                                                   Page 01 of 01

                                                                    Scp 30, 1999

Receipt on the DATE OF FILING of the application for registration and filing fees is acknowledged for the mark identified below. The DATE OF FILING is contingent upon the collection of any payment made by check or draft. Your application will be considered in the order in which it was received and you will be notified as to the examination thereof. Action on the merits should be expected from the Patent and Trademark Office in approximately 06 months from the filing date. When inquiring about this application, include the SERIAL NUMBER, DATE OF FILING, OWNER NAME, and MARK.

                ONLINE STOCK MARKET GROUP
                1875 CENTURY PARK EAST, SUITE 1880                  ATTORNEY
                LOS ANGELES, CA 90067                           REFERENCE NUMBER


--------------------------------------------------------------------------------
             PLEASE REVIEW THE ACCURACY OF THE FILING RECEIPT DATA.

A request for correction to the filing receipt should be submitted within 30 days to the following address: ASSISTANT COMMISSIONER FOR TRADEMARKS, 2900 CRYSTAL DRIVE, ARLINGTON, VIRGINIA 22202-3513. The correspondence should be marked to the attention of the Office of Trademark Program Control. The Patent and Trademark Office will review the request and make corrections when appropriate.
--------------------------------------------------------------------------------


SERIAL NUMBER: 75/751428
FILING DATE: Jul 14, 1999
REGISTER: Principal
LAW OFFICE: 101
MARK: OBROKER.COM
MARK TYPE(S): Service Mark
DRAWING TYPE: Words, letters, or numbers in typed form
FILING BASIS: Sect. l(b) (Intent to Use)

--------------------------------------------------------------------------------
OWNER:     Online Stock Market Group (CALIFORNIA, Corporation)
           1875 Century Park East, Suite 1880
           Los Angeles, CALIFORNIA 90067
--------------------------------------------------------------------------------

FOR:  online   securities   brokerage   services  and  consulting  on  financial
      investments INT. CLASS: 036

               ALL OF THE GOODS/SERVICES IN EACH CLASS ARE LISTED

--------------------------------------------------------------------------------
            ADDITIONAL INFORMATION MAY BE PRESENT IN THE PTO RECORDS

                     U.S. Patent and Trademark Office (PTO)

                              NOTICE OF ALLOWANCE

(NOTE: If any data on this notice is incorrect, please submit a written request for correction of the NOA to: Assistant Commissioner for Trademarks, Box ITU, 2900 Crystal Drive, Arlington, VA 22202-3513. Please include the serial number of your application on ALL correspondence with the PTO. 15 U.S.C. 1063(b)(2))


ISSUE DATE OF NOA: Mar 28, 2000

                ONLINE STOCK MARKET GROUP
                1875 CENTURY PARK EAST, SUITE 1880
                LOS ANGELES, CA 90067


--------------------------------------------------------------------------------
                 ** IMPORTANT INFORMATION: 6 MONTH DEADLINE **

To avoid ABANDONMENT of this application, either a "Statement of Use" (a.k.a. "Allegation of Use") or a "Request of Extension of Time to File a Statement of Use" (a.k.a. "Extension Request") and the appropriate fee(s) must be received in the PTO within six months of the issue date of this Notice Of Allowance (NOA) for those goods and/or services based on intent to use. Failure to do so will result in the ABANDONMENT of this application.

Please note that both the "Statement of Use" and "Extension Request" have many legal requirements, including fees. These requirements are explained in the PTO booklet "Basic Facts About Trademarks", which can be obtained upon request at
(703)308-9000. In addition, there are printed forms contained in this booklet (for "Statements of Use" and "Extension Requests") for your use.
--------------------------------------------------------------------------------

           The following information should be reviewed for accuracy:

SERIAL NUMBER: 75/751428
MARK:          OBROKER.COM
OWNER:         Online Stock Market Group
               1875 Century Park East, Suite 1880
               Los Angeles, CALIFORNIA 90067

This application has the following bases, but not necessarily for all listed goods/services:

     Section 1 (a) : NO       Section 1 (b) : YES      Section 44(e): NO


                      GOODS/SERVICES BY INTERNATIONAL CLASS

036-online   securities   brokerage   services,   and  consulting  on  financial
investments

               ALL OF THE GOODS/SERVICES IN EACH CLASS ARE LISTED


--------------------------------------------------------------------------------
            ADDITIONAL INFORMATION MAY BE PRESENT IN THE PT0 RECORDS

                IN THE UNITED STATES PATENT AND TRADEMARK OFFICE


In re application of:                   Law Office

Online Stock Market Group               Examining Atty:
Serial No. 75/751,428
Filed: July 14, 1999                    Attorney Docket No.
Mark:   OBROKER.COM


                    STATEMENT OF USE UNDER 37 C.F.R. ss.2.88

Assistant Commissioner for Trademarks
2900 Crystal Drive
Arlington, VA 22202-3513

Sir:

         Applicant, Online Stock Market Group, requests registration of the above-captioned service mark in the U.S. Patent & Trademark Office on the Principal Register established by the Act of July 5, 1946 (15 U.S.C. 1051 et seq., as amended). Three specimens showing the mark as used in commerce or in connection with the services are submitted with this statement.

         Applicant is using the mark in commerce or in connection with the services identified in this application.

         The date of first use of the mark was January 10, 2000; the date of first use of the mark in commerce which the U.S. Congress may regulate was January 10, 2000.

         The manner of use of the mark in connection with the services is: by imprinting the mark directly on advertising media, and in other ways customary in the trade.

         The undersigned, being hereby warned that willful false statements and the like so made are punishable by free or imprisonment, or both, under 18 U.S.C. ss.1001, and that such willful false statements may jeopardize the validity of the application or any resulting registration, declares that he is properly authorized to execute this Statement of Use on behalf of applicant; he believes applicant to be the owner of the service mark sought to be registered; the service

                                       1                         USSN 75/751,428
mark is now in use in commerce; all statements made of his own knowledge are true and all statements made on information and belief are believed to be true.


                                            Online Stock Market Group


Date: April 13 2000                       By:         DAVID BERGE
                                                      ----------------------
                                          Name/Title: David Berge,
                                                      Chief Information Officer
                                                      1875 Century Park East,
                                                      Suite 1880
                                                      Los Angeles, CA 90067

1008127

                                        2                        USSN 75/751,428

                In the United States Patent and Trademark Office


File No:                        Application No.               Filing Date

TA-69242/DCA                    75/751,428                    July 14, 1999

Date Due:                       Date Mailed:                  Express Mail No.:

September 28, 2000              May 9, 2000

Applicant:
Online Stock Market Group

Title:
OBROKER.COM

Enclosures:                                                   Official Use Only!

x Transmittal
x Statement of Use
x Three specimens
x Revocation and Substitution of Power of Attorney x Check in the amount of $100 x Certificate of Mailing x Return Postcard

FLEHR HOHBACH TEST ALBRITTON AND HERBERT LIP                             0005643

5010.000 5/9/00 TA-69242/DCA SU/75/751,428/Online Stock Market Group $100.00


                                                                         0005643

  FLEHR HOHBACH TEST ALBRITTON
      AND HERBERT LLP                                UNION BANK OF CALIFORNIA
4 EMBARCADERO CENTER. SUITE 3400                       1970 Franklin Street
   SAN FRANCISCO, CA 94111                              Oakland, CA 94612
     (415) 781-1989

                                                            1149/1210


                                                        DATE              AMOUNT
PAY
TO THE
ORDER      Commissioner of Patents and Trademarks    May 9, 2000         $100.00
OF


                                    FLEHR HOHBACH TEST ALBRITTON AND HERBERT LLP

                                     /s/ ????????????????
                                     -------------------------------------------

                                     -------------------------------------------
                                                AUTHORIZED SlGNATURES

[FLEHR
HOHBACH
TEST
ALBRITTON
& HERBERT         --------------------------
LLP LETTERHEAD]   Intellectual Property Law


                                                                     May 9, 2000

Assistant Commissioner for Trademarks
Box ITU FEE
2900 Crystal Drive
Arlington, VA 22202-3513

Re:  U.S. Trademark Application Serial No. 75/751,428
     Filed: July 14, 1999    Int'l Class 36
     Applicant: Online Stock Market Group
     Mark: OBROKER.COM
     Our Ref. TA-69242/DCA


Sir:

Transmitted herewith are the following:

1)   Statement of Use;
2)   Three Specimens;
3)   Check No. 5643 in the amount of $100.00; and
4)   Revocation and Substitution of Power of Attorney.


         The commissioner is hereby authorized to charge any additional fees or credit any overpayment to Deposit Account No. 06-1300 (order No. TA-69242/DCA). A duplicate copy of this sheet is enclosed for such purpose.


                                                Sincerely,

                                                FLEHR HOHBACH TEST
                                                ALBRITTON & HERBERT LLP


                                                By: DAVID ASHBY
                                                    ----------------------------
                                                    David C. Ashby
                                                    Reg. No. 36,432


DCA:axm:1009941
Enclosure

CERTIFICATE OF MAIL (37 CFR 1.8(a))

I hereby certify that this paper (along with any referred to as being attached or enclosed) is being deposited with the United States Postal Service with sufficient postage as First Class Mail in an envelope addressed to: Assistant Commissioner for Trademarks, Box ITU FEE, 2900 Crystal Drive Arlington, VA 22202-3513 on May 9, 2000.


                                                    Signed: APRIL MENG
                                                            --------------------
                                                               April Meng

Online Stock Market Inc. Presents
OBROKER.com(TM)
"It's Your Money, It's Your Choice"


Who We Are              Our Philosophy
                        Our Mission
                        Our Vision

Industry Background     History of Wall Street
                        History of the Securities Industry
                        Emergence of the Internet
                        Online Brokerage
                        Growth of the Internet
                        How the Internet Helps Small Business
                        Growth of the Securities Industry
                        Growth of Online Brokerage


    Obroker.com is presented by Online Stock Market, Inc., Member NASD/SIPC.
          (C)1999, 2000 Online Stock Market, Inc. All rights reserved.
            1875 Century Park East, Suite 1880, Los Angeles CA 90067

Who We Are                       What We Do                    Be An Affiliate
Login                            Open an Account               Join Private Club

Site Map                                                       Contact Us
Register for IPO                                               Trade Demo


http ://www.onlinestockmarket.com/who/                                 4/6/2000

                REVOCATION AND SUBSTITUTION OF POWER OF ATTORNEY

To the Commissioner of Patents and Trademarks:

         The undersigned owner of Trademark Application No. 75/751,428,filed July 14, 1999, for the mark OBROKER.COM in International Class 36 hereby revokes all powers of attorney previously granted in connection with this mark, and appoints the following attorneys to prosecute this application and to transact all business in the Patent and Trademark Office connected therewith: Harold C. Hohbach, Reg. No. 17,757; Aldo J. Test, Reg. No. 18,048; Donald N. MacIntosh, Reg. No. 20,316; Edward S. Wright, Reg. No. 24,903; David J. Brezner, Reg. No. 24,774; Richard E. Backus, Reg. No. 22,701; James A. Sheridan, Reg. No. 25,435; Robert B. Chickering, Reg. No. 24,286; Richard F. Trecartin, Reg. No. 31,801; Steven F. Caserza, Reg. No. 29,780; Michael a. Kaufman, Reg. No. 32,988; Edward
N. Bachand, Reg. No. 37,085; R. Michael Ananian, Reg. No. 35,050; Stephen M. Knauer, Reg. No. 38,208; Robin M. Silva, Reg. No. 38,304; David C. Ashby, Reg. No. 36,432; Maria S. Swiatek, Reg. No. 37,244; and Dolly A. Vance, Reg. No. 39,054; provided that if any one of said attorneys ceases being affiliated with the law firm of Flehr Hohbach Test Albritton & Herbert LLP as partner, employee or of counsel, such attorney's appointment as attorney and all powers derived therefrom shall terminate on the date such attorney ceases being so affiliated.

         Direct all telephone calls to David C. Ashby at (650) 494-8700.

         Please note the change of address regarding all future correspondence:


                   FLEIR HOHBACH TEST ALBRITTON & HERBERT LLP
                        4 Embarcadero Center, Suite 3400
                          San Francisco, CA 94111-4187

Owner: Online Stock Market Group (a California Corporation)

By:      DAVID BERGE                                           Date: May 4, 2000
         ------------------                                         ------------
         David Berge
Title:   Chief Information Officer
Address: 1875 Century Park East, Suite 1880
         Los Angeles, CA 90067